Registration Nos. 333-72447, 811-09235
                                                                   RULE 497(e)


                         SUPPLEMENT DATED JUNE 21, 2007
                            TO THE PROSPECTUS OF THE
              FIRST DEFINED PORTFOLIO FUND, LLC (THE "REGISTRANT")
                     DATED MAY 1, 2007 (THE "PROSPECTUS").

         The Prospectus currently provides that the portfolio of the First Trust 10 Uncommon Values Portfolio (the "Fund") is adjusted and rebalanced annually on or about July 1 of each year and invests in 10 common stocks determined by the Investment Policy Committee of Lehman Brothers Inc. ("Lehman Brothers") with the assistance of the Research Department of Lehman Brothers. Lehman Brothers has notified Fund management that it will no longer provide a list of securities to the Fund. As a result, on July 1, 2007 the Fund's portfolio will not be adjusted or rebalanced and the Fund will maintain the securities that it currently holds in its portfolio until an alternative investment strategy is adopted. The Fund will provide interest holders with further notice when an alternative investment strategy is adopted.

                  PLEASE READ AND RETAIN FOR FUTURE REFERENCE.